Exhibit 99.1

Vroom Announces Second Quarter 2024 Results

Continued Progress on Operational Initiatives and Improved Portfolio Performance at UACC

NEW YORK – August 8, 2024 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the second quarter ended June 30, 2024.

HIGHLIGHTS OF SECOND QUARTER 2024

•
$63.4 million cash and cash equivalents as of June 30, 2024
•
$34.0 million of liquidity available to UACC under the warehouse credit facilities
•
$(19.1) million net loss from continuing operations
•
$(7.5) million Adjusted EBITDA
•
Successfully Completed UACC Securitization Transaction in April 2024

Tom Shortt, the Company’s Chief Executive Officer, said “Overall, I am pleased with our second quarter 2024 results. We grew origination volume and our serviced loan portfolio year over year, while continuing to focus on portfolio performance. We currently expect originations since early 2023 to perform at pre-pandemic levels, and are beginning to see positive impacts of our prior decision to tighten credit, resulting in improvements in credit losses compared to the prior quarter. We are focused on improving processes and technology, digitization and automation, and reducing costs across the business."

SECOND QUARTER 2024 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	$ Change	2024	2023	$ Change
Interest income	$51,862	$46,995	$4,867	$102,939	$81,363	$21,576

Interest expense:
Warehouse credit facility	6,986	3,658	3,328	16,457	6,757	9,700
Securitization debt	7,995	5,981	2,014	12,864	10,326	2,538
Total interest expense	14,981	9,639	5,342	29,321	17,083	12,238
Net interest income	36,881	37,356	(475)	73,618	64,280	9,338

Realized and unrealized losses, net of recoveries	18,729	23,187	(4,458)	49,548	38,915	10,633
Net interest income after losses and recoveries	18,152	14,169	3,983	24,070	25,365	(1,295)

Noninterest income:
Servicing income	1,587	2,551	(964)	3,606	5,405	(1,799)
Warranties and GAP income (loss), net	1,378	751	627	(8,264)	3,586	(11,850)
CarStory revenue	2,913	3,224	(311)	5,892	6,394	(502)
Gain on debt extinguishment	—	10,931	(10,931)	—	19,640	(19,640)
Other income	3,141	3,071	70	5,925	6,103	(178)
Total noninterest income	9,019	20,528	(11,509)	7,159	41,128	(33,969)

Expenses:
Compensation and benefits	27,176	21,341	5,835	51,286	44,562	6,724
Professional fees	1,488	2,444	(956)	4,831	7,417	(2,586)
Software and IT costs	4,036	4,804	(768)	8,658	10,050	(1,392)
Depreciation and amortization	7,232	7,190	42	14,858	14,422	436
Interest expense on corporate debt	1,549	1,527	22	2,940	2,867	73
Impairment charges	—	—	—	2,752	—	2,752
Other expenses	4,961	4,571	390	9,416	9,773	(357)
Total expenses	46,442	41,877	4,565	94,741	89,091	5,650

Loss from continuing operations before provision for income taxes	(19,271)	(7,180)	(12,091)	(63,512)	(22,598)	(40,914)
(Benefit) provision for income taxes from continuing operations	(167)	286	(453)	269	337	(68)
Net loss from continuing operations	$(19,104)	$(7,466)	$(11,638)	$(63,781)	$(22,935)	$(40,846)
Net loss from discontinued operations	$(2,084)	$(58,573)	$56,489	$(25,025)	$(117,844)	$92,819
Net loss	$(21,188)	$(66,039)	$44,851	$(88,806)	$(140,779)	$51,973

Results by Segment

UACC

	Three Months Ended June 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$52,389	$47,531	$4,858	10.2%

Interest expense:
Warehouse credit facility	6,986	3,658	3,328	91.0%
Securitization debt	7,995	5,981	2,014	33.7%
Total interest expense	14,981	9,639	5,342	55.4%
Net interest income	37,408	37,892	(484)	(1.3)%

Realized and unrealized losses, net of recoveries	19,582	20,386	(804)	(3.9)%
Net interest income after losses and recoveries	17,826	17,506	320	1.8%

Noninterest income:
Servicing income	1,587	2,551	(964)	(37.8)%
Warranties and GAP income, net	1,640	1,478	162	11.0%
Other income	2,098	977	1,121	114.7%
Total noninterest income	5,325	5,006	319	6.4%

Expenses:
Compensation and benefits	20,539	16,392	4,147	25.3%
Professional fees	575	1,028	(453)	(44.1)%
Software and IT costs	2,605	2,974	(369)	(12.4)%
Depreciation and amortization	5,630	5,582	48	0.9%
Interest expense on corporate debt	629	436	193	44.2%
Other expenses	3,054	1,841	1,213	65.9%
Total expenses	33,032	28,253	4,779	16.9%

Adjusted EBITDA	$(2,824)	$291	$(3,115)	(1,070.4)%

Interest income on cash and cash equivalents	$(560)	$(506)	(54)	10.7%
Stock compensation expense	$865	$519	346	66.8%

	Six Months Ended June 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$103,930	$82,830	$21,100	25.5%

Interest expense:
Warehouse credit facility	16,457	6,757	9,700	143.6%
Securitization debt	12,864	10,326	2,538	24.6%
Total interest expense	29,321	17,083	12,238	71.6%
Net interest income	74,609	65,747	8,862	13.5%

Realized and unrealized losses, net of recoveries	47,343	32,658	14,685	45.0%
Net interest income after losses and recoveries	27,266	33,089	(5,823)	(17.6)%

Noninterest income:
Servicing income	3,606	5,405	(1,799)	(33.3)%
Warranties and GAP income, net	3,250	3,681	(431)	(11.7)%
Other income	4,568	2,031	2,537	124.9%
Total noninterest income	11,424	11,117	307	2.8%

Expenses:
Compensation and benefits	39,327	34,928	4,399	12.6%
Professional fees	1,451	3,569	(2,118)	(59.3)%
Software and IT costs	5,702	5,679	23	0.4%
Depreciation and amortization	11,651	11,209	442	3.9%
Interest expense on corporate debt	1,100	633	467	73.7%
Impairment charges	2,752	—	2,752	100.0%
Other expenses	5,577	4,261	1,316	30.9%
Total expenses	67,561	60,279	7,282	12.1%

Adjusted EBITDA	$(12,970)	$(4,177)	$(8,793)	210.5%

Interest income on cash and cash equivalents	$(1,128)	$(954)	(174)	18.2%
Stock compensation expense	$1,033	$1,008	24	2.4%

CarStory

	Three Months Ended June 30,
	2024	2023	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$2,913	$3,224	$(311)	(9.6)%
Other income	190	93	97	104.3%
Total noninterest income	3,103	3,317	(214)	(6.5)%

Expenses:
Compensation and benefits	2,461	2,420	41	1.7%
Professional fees	80	113	(33)	(29.3)%
Software and IT costs	21	171	(150)	(87.7)%
Depreciation and amortization	1,602	1,608	(6)	(0.4)%
Other expenses	55	152	(97)	(63.8)%
Total expenses	4,219	4,464	(245)	(5.5)%

Adjusted EBITDA	$372	$634	$(262)	(41.3)%

Interest income on cash and cash equivalents	$(190)	$(88)	(102)	116.9%
Stock compensation expense	$76	$261	(185)	(71.0)%

	Six Months Ended June 30,
	2024	2023	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$5,892	$6,394	$(502)	(7.9)%
Other income	363	141	222	157.4%
Total noninterest income	6,255	6,535	(280)	(4.3)%

Expenses:
Compensation and benefits	4,675	4,821	(146)	(3.0)%
Professional fees	202	290	(88)	(30.4)%
Software and IT costs	188	345	(157)	(45.5)%
Depreciation and amortization	3,207	3,213	(6)	(0.2)%
Other expenses	173	301	(128)	(42.5)%
Total expenses	8,444	8,969	(525)	(5.9)%

Adjusted EBITDA	$930	$1,201	$(271)	(22.5)%

Interest income on cash and cash equivalents	$(363)	$(134)	(229)	170.7%
Stock compensation expense	$276	$556	(281)	(50.4)%

Corporate

	Three Months Ended June 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$(527)	$(536)	$9	1.7%

Realized and unrealized losses, net of recoveries	(853)	2,801	(3,654)	(130.4)%
Net interest income after losses and recoveries	325	(3,337)	3,663	109.8%

Noninterest income:
Warranties and GAP loss, net	$(262)	$(727)	$465	64.0%
Gain on debt extinguishment	—	10,931	(10,931)	(100.0)%
Other income	853	2,001	(1,148)	(57.4)%
Total noninterest income	591	12,205	(11,614)	(95.2)%

Expenses:
Compensation and benefits	4,176	2,529	1,647	65.1%
Professional fees	833	1,303	(470)	(36.0)%
Software and IT costs	1,410	1,659	(249)	(15.0)%
Interest expense on corporate debt	920	1,091	(171)	(15.7)%
Other expenses	1,852	2,578	(726)	(28.2)%
Total expenses	9,191	9,160	31	0.3%

Adjusted EBITDA	$(5,089)	$(11,244)	$6,155	54.7%

Interest income on cash and cash equivalents	$(432)	$(2,000)	1,568	78.4%
Stock compensation expense	$1,505	$889	615	69.2%

	Six Months Ended June 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$(991)	$(1,467)	$476	32.5%

Realized and unrealized losses, net of recoveries	2,205	6,257	(4,052)	(64.8)%
Net interest income after losses and recoveries	(3,196)	(7,724)	4,528	58.6%

Noninterest (loss) income:
Warranties and GAP loss, net	(11,514)	(95)	$(11,419)	12,020.0%
Gain on debt extinguishment	—	19,640	(19,640)	(100.0)%
Other income	994	3,931	(2,937)	(74.7)%
Total noninterest (loss) income	(10,520)	23,476	(33,996)	(144.8)%

Expenses:
Compensation and benefits	7,284	4,813	2,470	51.3%
Professional fees	3,178	3,559	(381)	(10.7)%
Software and IT costs	2,768	4,025	(1,258)	(31.2)%
Interest expense on corporate debt	1,840	2,234	(394)	(17.6)%
Other expenses	3,666	5,211	(1,546)	(29.7)%
Total expenses	18,735	19,842	(1,108)	(5.6)%

Adjusted EBITDA	$(27,654)	$(23,644)	$(4,010)	17.0%

Interest income on cash and cash equivalents	$(695)	$(3,930)	3,235	82.3%
Stock compensation expense	$2,461	$1,783	678	38.0%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: EBITDA and Adjusted EBITDA. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

EBITDA and Adjusted EBITDA are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because EBITDA and Adjusted EBITDA facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes.

EBITDA and Adjusted EBITDA

We calculate EBITDA as net loss before interest expense on corporate debt, interest income on cash and cash equivalents, income tax expense and depreciation and amortization expense.

We calculate Adjusted EBITDA as EBITDA adjusted to exclude stock compensation expense, severance expense related to the continuing operations, gain on debt extinguishment and long-lived asset impairment charges.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to net loss from continuing operations, which is the most directly comparable U.S. GAAP measure:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in thousands)		(in thousands)
Net loss from continuing operations	$(19,104)	$(7,466)	$(63,781)	$(22,935)
Adjusted to exclude the following:
Interest expense on corporate debt	1,549	1,527	2,940	2,867
Interest income on cash and cash equivalents	(1,182)	(2,594)	(2,187)	(5,019)
Provision for income taxes	(167)	286	269	337
Depreciation and amortization	7,232	7,190	14,858	14,422
EBITDA	$(11,672)	$(1,057)	$(47,901)	$(10,328)
Stock compensation expense	2,446	1,669	$3,770	$3,348
Severance	1,685	—	$1,685	—
Gain on debt extinguishment	—	(10,931)	—	(19,640)
Impairment charges	—	—	2,752	—
Adjusted EBITDA	$(7,541)	$(10,319)	$(39,694)	$(26,620)

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. During fiscal 2023, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding cost-savings and their expected benefits, our expectations regarding UACC's business, including with respect to originations and the impact of credit tightening, future results of operations and financial position, including profitability and our available liquidity under the warehouse credit facilities, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended June 30, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	As of June 30,	As of December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$63,393	$135,585
Restricted cash (including restricted cash of consolidated VIEs of $47.3 million and $49.1 million, respectively)	48,205	73,234
Finance receivables at fair value (including finance receivables of consolidated VIEs of $429.3 million and $341.4 million, respectively)	466,905	348,670
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $399.3 million and $457.2 million, respectively)	413,670	503,546
Interest receivable (including interest receivables of consolidated VIEs of $13.9 million and $13.7 million, respectively)	14,973	14,484
Property and equipment, net	2,219	4,982
Intangible assets, net	118,381	131,892
Operating lease right-of-use assets	8,918	7,063
Other assets (including other assets of consolidated VIEs of $9.6 million and $13.3 million, respectively)	33,908	59,429
Assets from discontinued operations	10,137	196,537
Total assets	$1,180,709	$1,475,422
LIABILITIES AND STOCKHOLDERS’ EQUITY
Warehouse credit facilities of consolidated VIEs	$270,784	$421,268
Long-term debt (including securitization debt of consolidated VIEs of $272.4 million at amortized cost and $199.8 million at fair value as of June 30, 2024 and $314.1 million at fair value as of December 31, 2023)	794,734	626,583
Operating lease liabilities	11,587	10,459
Other liabilities (including other liabilities of consolidated VIEs of $16.0 million and $14.3 million, respectively)	51,581	61,321
Liabilities from discontinued operations	8,881	228,120
Total liabilities	1,137,567	1,347,751
Commitments and contingencies (Note 11)
Stockholders’ equity:
Common stock, $0.001 par value; 500,000,000 shares authorized as of June 30, 2024 and December 31, 2023; 1,806,777 and 1,791,286 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	2	2
Additional paid-in-capital	2,092,657	2,088,381
Accumulated deficit	(2,049,517)	(1,960,712)
Total stockholders’ equity	43,142	127,671
Total liabilities and stockholders’ equity	$1,180,709	$1,475,422

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Interest income	$51,862	$46,995	$102,939	$81,363

Interest expense:
Warehouse credit facility	6,986	3,658	16,457	6,757
Securitization debt	7,995	5,981	12,864	10,326
Total interest expense	14,981	9,639	29,321	17,083
Net interest income	36,881	37,356	73,618	64,280

Realized and unrealized losses, net of recoveries	18,729	23,187	49,548	38,915
Net interest income after losses and recoveries	18,152	14,169	24,070	25,365

Noninterest income:
Servicing income	1,587	2,551	3,606	5,405
Warranties and GAP income (loss), net	1,378	751	(8,264)	3,586
CarStory revenue	2,913	3,224	5,892	6,394
Gain on debt extinguishment	—	10,931	—	19,640
Other income	3,141	3,071	5,925	6,103
Total noninterest income	9,019	20,528	7,159	41,128

Expenses:
Compensation and benefits	27,176	21,341	51,286	44,562
Professional fees	1,488	2,444	4,831	7,417
Software and IT costs	4,036	4,804	8,658	10,050
Depreciation and amortization	7,232	7,190	14,858	14,422
Interest expense on corporate debt	1,549	1,527	2,940	2,867
Impairment charges	—	—	2,752	—
Other expenses	4,961	4,571	9,416	9,773
Total expenses	46,442	41,877	94,741	89,091

Loss from continuing operations before provision for income taxes	(19,271)	(7,180)	(63,512)	(22,598)
(Benefit) provision for income taxes from continuing operations	(167)	286	269	337
Net loss from continuing operations	$(19,104)	$(7,466)	$(63,781)	$(22,935)
Net loss from discontinued operations	$(2,084)	$(58,573)	$(25,025)	$(117,844)
Net loss	$(21,188)	$(66,039)	$(88,806)	$(140,779)

Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(10.61)	$(4.29)	$(35.49)	$(13.22)
Net loss per share attributable to common stockholders, discontinued operations, basic and diluted	$(1.16)	$(33.68)	$(13.92)	$(67.90)
Total net loss per share attributable to common stockholders, basic and diluted	$(11.77)	$(37.97)	$(49.41)	$(81.12)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	1,800,486	1,739,336	1,797,394	1,735,486

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2024	2023
Operating activities
Net loss from continuing operations	$(63,781)	$(22,935)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	2,752	—
Profit share receivable	11,405	—
Gain on debt extinguishment	—	(19,640)
Depreciation and amortization	14,858	14,422
Amortization of debt issuance costs	2,021	1,623
Losses on finance receivables and securitization debt, net	69,430	42,532
Stock-based compensation expense	3,937	3,348
Provision to record finance receivables held for sale at lower of cost or fair value	(4,434)	1,651
Amortization of unearned discounts on finance receivables at fair value	(9,772)	(13,414)
Other, net	(2,845)	(6,755)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	(231,639)	(274,707)
Principal payments received on finance receivables, held for sale	85,905	42,862
Other	790	505
Interest receivable	(489)	(5,028)
Other assets	5,605	7,161
Other liabilities	(9,740)	(11,488)
Net cash used in operating activities from continuing operations	(125,997)	(239,863)
Net cash provided by operating activities from discontinued operations	82,820	7,738
Net cash used in operating activities	(43,177)	(232,125)
Investing activities
Finance receivables, held for investment at fair value
Purchases of finance receivables, held for investment at fair value	—	(3,392)
Principal payments received on finance receivables, held for investment at fair value	65,523	91,892
Consolidation of VIEs	—	11,409
Principal payments received on beneficial interests	1,421	3,306
Purchase of property and equipment	(926)	(1,249)
Net cash provided by investing activities from continuing operations	66,018	101,966
Net cash provided by (used in) investing activities from discontinued operations	10,834	(7,272)
Net cash provided by investing activities	76,852	94,694
Financing activities
Proceeds from borrowings under secured financing agreements, net of issuance costs	296,569	261,991
Principal repayment under secured financing agreements	(135,017)	(103,980)
Proceeds from financing of beneficial interests in securitizations	15,821	24,506
Principal repayments of financing of beneficial interests in securitizations	(6,281)	(2,304)
Proceeds from warehouse credit facilities	193,400	211,400
Repayments of warehouse credit facilities	(343,884)	(263,216)
Repurchases of convertible senior notes	—	(13,194)
Other financing activities	(326)	(1,043)
Net cash provided by financing activities from continuing operations	20,282	114,160
Net cash used in financing activities from discontinued operations	(151,178)	(144,508)
Net cash used in financing activities	(130,896)	(30,348)
Net decrease in cash, cash equivalents and restricted cash	(97,221)	(167,779)
Cash, cash equivalents and restricted cash at the beginning of period	208,819	472,010
Cash, cash equivalents and restricted cash at the end of period	$111,598	$304,231

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$29,321	$16,301
Cash paid for income taxes	$373	$3,682
Supplemental disclosure of non-cash investing and financing activities:
Finance receivables from consolidation of 2022-2 securitization transaction	$—	$180,706
Elimination of beneficial interest from the consolidation of 2022-2 securitization transaction	$—	$9,811
Securitization debt from consolidation of 2022-2 securitization transaction	$—	$186,386
Reclassification of finance receivables held for sale to finance receivables at fair value, net	$—	$248,081